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                                                                      EXHIBIT 32

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Henry Schein, Inc. (the "Company") for the quarter ended June 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley M. Bergman, the Chairman, Chief Executive Officer and President of the Company, and I, Steven Paladino, Executive Vice President and Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: August 2, 2004              /s/ Stanley M. Bergman
                                         -------------------------------------
                                         Stanley M. Bergman
                                         Chairman, Chief Executive Officer and
                                         President

      Dated: August 2, 2004              /s/ Steven Paladino
                                         -------------------------------------
                                         Steven Paladino
                                         Executive Vice President and
                                         Chief Financial Officer

This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.